UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 15, 2017

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2017, at the annual meeting of the shareholders (the “Annual Meeting”) of Gramercy Property Trust (the “Company”), the shareholders approved the Gramercy Property Trust 2017 Employee Share Purchase Plan (the “Plan”). The Plan had been approved by the Company’s Board of Trustees on April 26, 2017, subject to shareholder approval.

A summary of the material terms of the Plan can be found in the section of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on May 1, 2017 (the “Proxy Statement”) entitled “Proposal 2: Approval of our 2017 Employee Share Purchase Plan”, which summary is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on June 15, 2017, at which 131,991,077 shares of the Company were represented in person or by proxy representing approximately 93% of the issued and outstanding shares entitled to vote. At the Annual Meeting, the Company’s shareholders (i) elected nine trustees to serve until the Company’s 2018 Annual Meeting and until their successors are duly elected and qualify; (ii) approved the Gramercy Property Trust 2017 Employee Share Purchase Plan; (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (iv) approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are described in detail in the Proxy Statement.
The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each trustee were as follows:
Name	Votes For	Votes Withheld	Broker Non-Votes
Charles E. Black	100,910,338	10,053,613	21,027,126
Gordon F. DuGan	110,436,256	527,695
Allan J. Baum	110,253,622	710,329	21,027,126
Z. Jamie Behar	110,510,636	453,315	21,027,126
Thomas D. Eckert	110,093,283	870,668	21,027,126
James L. Francis	110,296,539	667,412	21,027,126
Gregory F. Hughes	110,346,950	617,001	21,027,126
Jeffrey E. Kelter	103,630,968	7,332,983	21,027,126
Louis P. Salvatore	110,361,175	602,776	21,027,126

(ii)        The voting results with respect to the approval of the Company’s 2017 Employee Share Purchase Plan were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
110,394,352	374,758	194,841	21,027,126

(iii)    The voting results with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
131,470,199	304,827	216,051	0
(iv)    The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
108,176,387	2,409,574	377,990	21,027,126

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits
Exhibit No.

10.1	Gramercy Property Trust 2017 Employee Share Purchase Plan (incorporated herein by reference to Appendix A the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 1, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2017            GRAMERCY PROPERTY TRUST

By:    /s/ Jon W. Clark
Name:    Jon W. Clark
Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Gramercy Property Trust 2017 Employee Share Purchase Plan (incorporated herein by reference to Appendix A the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 1, 2017).